UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

IMUNON, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ	08648-2311
(Address of principal executive offices)	(Zip Code)

(609) 896-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	IMNN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 30, 2024, Imunon, Inc. (the “Company”) issued a press release announcing positive topline data from its Phase 2 OVATION 2 trial of IMNN-001 in combination with neoadjuvant and adjuvant chemotherapy in patients with advanced ovarian cancer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company will host a conference call to discuss the Phase 2 OVATION 2 study data on July 30, 2024 at 8:30 a.m., Eastern Time, and a live audio webcast of the call will be available through the News & Investors – Scientific Presentations section of the Company’s website.

Furnished hereto as Exhibit 99.2 is an investor presentation providing an overview of IMNN-001, the Company’s lead clinical program, and topline data from the Phase 2 OVATION 2 study.

The information in Item 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On July 30, 2024, the Company announced positive topline data from its Phase 2 OVATION 2 trial of IMNN-001 in combination with neoadjuvant and adjuvant chemotherapy in patients with advanced ovarian cancer. The following table summarizes the data readout:

		Median time to event, experimental vs control (months)	Hazard Ratio, experimental vs control
Overall Survival (secondary endpoint)	ITT n=112	40.5 m vs 29.4	0.74 (0.42; 1.30) pNS
	≥20% of protocol-specified treatments in both arms n=102	45.1 m vs 29.4	0.64 (0.35; 1.19) pNS
	PARP treated patients n=43	NE vs 37.1	0.41 (0.13; 1.28) pNS
Progression Free Survival (primary endpoint)	ITT n=112	14.9 m vs 11.9	0.79 (0.51; 1.23) pNS
	≥20% of protocol-specified treatments in both arms n=102	14.6 m vs 11.9	0.76 (0.48; 1.22) pNS
	PARP treated patients n=31	33.8 m vs 22.1	0.80 (0.31; 2.12) pNS

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Imunon, Inc., dated July 30, 2024

99.2	Imunon, Inc. Phase 2 OVATION 2 Data Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMUNON, INC.

Dated: July 30, 2024	By:	/s/ David Gaiero
David Gaiero
Chief Financial Officer